UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

HealthTalk Live, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-189735	45-1994478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1955 Baring Boulevard Sparks, NV	89434
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (850) 329-5947

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Jon Stein, CPA, Stein & Company, LLP, the independent registered public accounting firm of HealthTalk Live, Inc. ("Registrant"), has resigned as the Certified Public Account for HealthTalk Live, Inc. effective July 8, 2016.

The new independent registered public accounting firm for HealthTalk Live, Inc. ("Registrant") is KBL, LLP, Certified Public Accounts effective July 8, 2016.

Jon Stein, CPA Partner, KBL, LLP will continue as the HealthTalk Live Inc., CPA independent registered public accounting firm of HealthTalk Live, Inc. ("Registrant").

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTalk Live, Inc.

Date: July 11, 2016	By:	/s/ Johnie M. Yawn
Johnie M. Yawn
President

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